UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

 ____________________________

FORM 8-K

 ____________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2021

 ____________________________

Weber Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-40702	61-1999408
(State of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1415 S. Roselle Road Palatine, Illinois		60067
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 934-5700

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2 (b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.001 per share	WEBR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 14, 2021 the Compensation Committee (the “Compensation Committee”) of the Board of Directors of Weber Inc. (the “Company”) approved a restricted stock unit award agreement (the “Form RSU Award Agreement”) and option award agreement (the “Form Option Award Agreement”) under the Company’s Omnibus Incentive Plan (the “Plan”) in connection with the granting of restricted stock unit (“RSUs”) awards and option (“Options”) awards to its executive officers, as further described below.

The Compensation Committee approved the following award grants to named executive officers of the Company: 43,415 RSUs for Chris Scherzinger; 27,731 RSUs for William Horton; 34,819 RSUs for Hans-Jürgen Herr; 28,331 RSUs for Troy Shay; and 24,767 RSUs for Michael Jacobs; and 109,238 Options for Mr. Scherzinger; 69,774 Options for Mr. Horton; 87,610 Options for Mr. Herr; 71,284 Options for Mr. Shay; and 62,317 Options for Mr. Jacobs. Each of the RSU awards and Option awards will vest in equal annual installments over three years, with the first installment vesting on October 14, 2022, subject to the executive officer’s continued employment through the applicable vesting date, unless they leave employment due to death, disability or certain events specified in their employment agreement.

The RSU awards and the Option awards were granted under the Plan and award agreements substantially consistent with the Form RSU Award Agreement and the Form Option Award Agreement, which are filed with this report as Exhibits 10.1 and 10.2, and are incorporated herein by reference. The foregoing description is subject to, and qualified in its entirety by, the Plan, the Form RSU Award Agreement and the Form Option Award Agreement, the terms of which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Form RSU Award Agreement
10.2	Form Option Award Agreement
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBER INC.

Date: October 19, 2021

	By:	/s/ Philip Zadeik
		Name:	Philip Zadeik
		Title:	General Counsel